SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

PRINTRONIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

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14600 Myford Road
P.O. Box 19559
Irvine, California 92623

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 17, 2004

     The Annual Meeting of Stockholders of Printronix, Inc. will be held at the principal executive offices of the Company, located at 14600 Myford Road, Irvine, California, 92623 on Wednesday, August 17, 2004 at 9:00 a.m. local time, for the following purposes, all as set forth in the attached Proxy Statement:

1.	To elect five directors to hold office until the next annual meeting of stockholders.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on June 21, 2004 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, please sign and promptly return the accompanying proxy card in the enclosed postpaid envelope or submit your proxy via the telephone or the Internet as set forth on the accompanying proxy card. If you do attend the meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting.

July 14, 2004

GEORGE L. HARWOOD Senior Vice President, Finance & IS, Chief Financial Officer and Secretary

PROPOSAL NUMBER 1:
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE COMPENSATION/STOCK OPTION COMMITTEE
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT AUDITOR FEES
PERFORMANCE GRAPH
CUMULATIVE FIVE YEAR TOTAL RETURN AMONG NASDAQ INDEX, COMPUTER PEER GROUP AND PRINTRONIX, INC.
INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS
POLICY CONCERNING COMMUNICATION WITH DIRECTORS
GENERAL INFORMATION
APPENDIX A
POLICY CONCERNING NOMINATION OF DIRECTORS
APPENDIX B
AUDIT COMMITTEE CHARTER

14600 Myford Road
P.O. Box 19559
Irvine, California 92623

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
August 17, 2004

     This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy on behalf of the Board of Directors of Printronix, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders of the Company to be held on Tuesday, August 17, 2004 and at any adjournments thereof, for the purposes set forth in the accompanying notice. It is anticipated that this Proxy Statement and the enclosed form of proxy will be first mailed to stockholders on or about July 14, 2004.

     The close of business on June 21, 2004 has been fixed as the record date for stockholders entitled to notice of and to vote at the meeting. As of that date, there were 6,324,606 shares of Common Stock of the Company outstanding and entitled to vote, the holders of which are entitled to one vote per share.

     In the election of directors, a stockholder may cumulate his or her votes for one or more candidates, but only if such candidate’s or candidates’ names have been placed in nomination prior to the voting and the stockholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for the candidates in nomination. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected, which votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the stockholder thinks fit. The five candidates receiving the highest number of affirmative votes shall be elected. In the event of cumulative voting, the proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of persons nominated by the Nominating Committee of the Board of Directors.

     Stockholders are requested to date, sign and return the enclosed proxy to make certain that their shares will be voted at the meeting. Any proxy given may be revoked by the stockholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with him a proxy bearing a later date, or by attendance at the meeting and voting in person. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, proxies will be voted FOR the election of the five nominees for directors named below.

PROPOSAL NUMBER 1:

ELECTION OF DIRECTORS

     The By-laws of the Company authorize a minimum of five and a maximum of nine directors, the actual number of authorized directors to be determined by the Board of Directors. Currently, the number of authorized directors is five who are to be elected at the annual meeting of stockholders to hold office until the next annual meeting and until their respective successors are elected and qualified. It is intended that the proxies received, unless otherwise specified, will be voted for the five nominees named below, each of whom is an incumbent director of the Company. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the persons designated as proxies will vote for a substitute nominee or nominees designated by the Nominating Committee of the Board of Directors.

     There is set forth below as to each of the five nominees for election as a director, his or her principal occupation, age, the year he or she became a director of the Company, and additional biographical data.

ROBERT A. KLEIST

     Mr. Kleist, age 75, is one of the founders of the Company and has served as a director and its President and Chief Executive Officer since its formation in 1974. He held the additional office of Chief Financial Officer from February 1987 until October 1988 and from August 1985 until January 1986.

BRUCE T. COLEMAN

     Mr. Coleman, age 65, has served as a director of the Company since February 1994 and previously from 1976 to 1989. Since September 1991, he has been the Chief Executive Officer of El Salto Advisors, a firm which provides interim management to computer software and service companies. Mr. Coleman served as interim CEO for several software technology companies over the last ten years. Mr. Coleman is a director of Websense Inc. and Stamps.com.

JOHN R. DOUGERY

     Mr. Dougery, age 64, has served as a director of the Company since 1978. Mr. Dougery was a general partner of Dougery & Wilder and its predecessor from 1981 to 1997, a partnership specializing in venture capital investments. Since 1997, Mr. Dougery has been independently engaged in the business of selecting and managing venture capital investments.

CHRIS WHITNEY HALLIWELL

     Ms. Halliwell, age 55, has served as a director of the Company since 1998. Ms. Halliwell is a founder and director of Iperasys, a start-up venture in automotive electronics. Ms. Halliwell is currently principal of Chris Halliwell, a technology marketing consulting firm, and an instructor for the Executive Education Marketing curriculum at the Caltech Industrial Relations Center in Pasadena, California.

     Prior to starting her own consulting business, she was managing partner at Regis McKenna, Inc., where she was a consultant since 1984, a marketing director for Intel Corporation and a sales representative for IBM.

ERWIN A. KELEN

     Mr. Kelen, age 69, has served as a director of the Company since 1977. From January 1984 to September 1990, he was the President and Chief Executive Officer of DataMyte Corporation, a manufacturer of factory data collection systems. Since October 1990, Mr. Kelen has been the principal of Kelen Ventures, a venture capital and investment firm. Mr. Kelen is a director of Computer Network Technology Corporation and CyberOptics Inc.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of the Company held five meetings during the fiscal year ended March 26, 2004. All directors attended at least 75% of the meetings of the Board and its committees on which they served. In addition to action taken at the meetings, the Board and its committees on occasion act by unanimous written consent. The Board of Directors has established standing Audit, Nominating and Compensation/Stock Option Committees.

     The Audit Committee, which held eight meetings during fiscal year 2004, is composed of Messrs. Coleman, Dougery, and Kelen. The Audit Committee meets periodically with the Company’s independent auditors and Company financial personnel, as a group or separately, to oversee the planning and performance of the annual audit and to consult as to audit, accounting and financial matters. The Audit Committee brings to the attention of the Company any recommendations of the independent auditors for improvements in accounting procedures and internal controls.

     The Compensation/Stock Option Committee, which held four meetings during fiscal year 2004, is composed of Ms. Halliwell and Messrs. Coleman, Dougery, and Kelen. This committee, which also acted by written consent on five occasions during fiscal year 2004, administered the 1994 Stock Incentive Plan and the executive compensation plan.

     The Nominating Committee, which held its first meeting on June 14, 2004, is composed of Ms. Halliwell and Messrs. Coleman, Dougery and Kelen. The Nominating Committee identifies and nominates for presentation to the stockholders individuals for membership on the Company’s Board of Directors as stated in the policies and procedures in the form attached to this proxy statement as Appendix A.

     Directors who are not employees of the Company received fees in amounts determined from time to time by the Board. During fiscal year 2004, directors were paid at a rate of $12,000 per year plus $1,250 for each meeting of the Board of Directors. Audit Committee members received an annual retainer of $1,000 plus $250 for each meeting attended. The Audit Committee Chairman received an additional retainer of $1,000. A variable bonus based upon Company profitability was paid for two quarters totaling $500 for fiscal year 2004. Directors who are employees of the Company do not receive any additional compensation for their services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of June 21, 2004, regarding the beneficial ownership of the Common Stock of the Company by (i) all persons known by the Company to be beneficial owners of more than 5% of its outstanding stock, (ii) each of the directors of the Company, (iii) the executive officers named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.

	Shares of Common	Rights to Acquire
	Stock Beneficially	Beneficial		Percent
Beneficial Owner	Owned (1)	Ownership (2)	Total	of Class
Robert A. Kleist (3)	1,190,484	39,263	1,229,747	19.3%
14600 Myford Road
P.O. Box 19559
Irvine, CA 92623
Rutabaga Capital Management, LLC (4)	674,850	—	674,850	10.7%
64 Broad Street
Boston, MA 02109
Royce & Associates, LLC (4)	468,700	—	468,700	7.4%
1414 Avenue of the Americas
New York, NY 10019
Wellington Management Co. LLP (4)	468,500	—	468,500	7.4%
75 State Street
Boston, MA 02109
Dimensional Fund Advisors Inc. (4)(5)	337,425	—	337,425	5.3%
1299 Ocean Ave., 11th Floor
Santa Monica, CA 90401
Directors
John R. Dougery	76,667	6,062	82,729	1.3%
Erwin A. Kelen	47,313	10,088	57,401	0.9%
Bruce T. Coleman	5,100	10,088	15,188	0.2%
Chris Whitney Halliwell	0	5,062	5,062	0.1%
Executive Officers
C. Victor Fitzsimmons	70,043	48,126	118,169	1.5%
George L. Harwood	68,764	48,126	116,890	1.5%
Theodore A. Chapman	40,000	58,126	98,126	1.1%

All executive officers and directors as a group (8 persons including the persons named above)	1,498,371	224,941	1,723,312	26.3%

(1)	Except as otherwise noted, the beneficial owners enjoy sole voting and investment powers with respect to the shares indicated, subject to community property laws where applicable.

(2)	Includes shares which the party or group has the right to acquire by the exercise of stock options which are currently exercisable or exercisable within 60 days after June 21, 2004.

(3)	Mr. Kleist is also a director and an executive officer of the Company.

(4)	Pursuant to Form 13F Holdings Report for quarter ended March 31, 2004 filed with the Securities and Exchange Commission.

(5)	Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Issuer described in this schedule that are owned by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 of the Securities Act of 1934, as amended, the Company’s officers and directors and holders of more than 10% of the Company’s Common Stock are required to file reports of their trading in Company equity securities with the Securities and Exchange Commission.

     Based solely on its review of the copies of such reports received by the Company, or written representations from certain reporting persons, the Company believes that during the fiscal year 2004 all Section 16 filing requirements applicable to reporting persons were complied with.

REPORT OF THE COMPENSATION/STOCK OPTION COMMITTEE

     The Compensation/Stock Option Committee of the Board of Directors which is comprised of only non-employee directors made all decisions regarding executive compensation for fiscal year 2004.

Compensation Philosophy

     The Compensation/Stock Option Committee (“the Committee”) has adopted an executive compensation program designed to link executive compensation to the performance of the Company and is based upon the following principles:

•	To provide the level of total compensation necessary to attract, retain and motivate key executives required for the long-term success of the Company.

•	To provide a compensation plan that rewards performance by maintaining the base salary comparable to average salaries in the industry while creating opportunities for higher total compensation through Company performance bonuses and stock incentives.

•	To ensure that cash compensation should be related to the performance of the Company and any long-term incentives should be closely aligned with the interests of the stockholders.

     The executive total compensation consists of two elements: (A) an annual component consisting of base salary and quarterly bonuses and (B) a long-term component consisting of stock options, and/or restricted stock.

(A)      Annual Component

Base Salary:	Base salaries for individual executive officers are measured against the industry norms for companies of comparable revenue size. This data is gathered from Mercer Human Resource Consulting and the Radford Associates Executive Compensation Survey. The total base salaries for the group of executive officers is set to approximate industry norms.

Quarterly Bonus:	The Committee has approved an incentive compensation plan for officers that is based upon achievement of quarterly Company profitability targets. The Committee approves the participation of executive officers in the plan. The plan was established to provide incentive compensation of varying percentage levels of base salaries.

(B)      Long-term Compensation

Stock Options:	The Committee administers the 1994 Stock Incentive Plan (the “1994 Plan”), which provides for grants of stock options and restricted stock awards. The 1994 Plan was established to advance the interests of the Company and its stockholders by strengthening the ability of the Company to attract and retain in its employ persons of training, experience and ability, and to furnish additional incentives to officers, directors and key employees of the Company. Stock options are granted periodically at the fair market value of Printronix stock on the date of grant. They are generally exercisable in 25% increments over four years and expire five to ten years after the date of grant.

Restricted Stock:	On April 9, 2004, awards of restricted stock under the Company’s 1994 Stock Incentive Plan were made to the CEO and three executive officers as a long-term incentive component of the Company’s compensation strategy. The shares are subject to significant restrictions including vesting tied to Company performance and continued employment. These shares granted are issued and outstanding and are performance based and vest only if the Company achieves certain financial performance criteria during the next six fiscal years.

Chief Executive Officer Compensation

     The Compensation/Stock Option Committee reviews the CEO’s total compensation package. A comparison is made between the current total compensation paid to the CEO and CEOs of companies of similar revenue size in the Company’s industry.

     From October 2000, Robert A Kleist, CEO, voluntarily took a 12.5% reduction in base salary which lowered the amount to a rate of $278,611 per year. This was done in response to the Company’s financial goals not being met and Mr. Kleist’s personal philosophy to pay for performance. Prior to this salary reduction, his base cash compensation was below that of his peers within the comparable industry. An additional salary reduction of 7.5% of base salary was taken for the third and fourth quarters of fiscal 2003. The CEO’s base salary was returned to its prior level in the first quarter of fiscal 2004. During the third quarter of fiscal 2004, the CEO received an increase to base salary of 6%.

     The Compensation/Stock Option Committee may grant restricted stock awards and stock options to the CEO under the Company’s 1994 Plan in order to balance the risk/reward element of the position. No stock options or restricted stock awards were granted in fiscal year 2004. However, on April 9, 2004, pursuant to a restricted stock purchase agreement, the CEO received a restricted stock award of 50,000 shares. These shares granted are issued and outstanding and are performance based and vest only if the Company achieves certain financial performance criteria during the next six years.

Compensation/Stock Option Committee Erwin A. Kelen, Chairman Bruce T. Coleman John R. Dougery Chris Whitney Halliwell

SUMMARY COMPENSATION TABLE

ANNUAL COMPENSATION					LONG-TERM COMPENSATION
					AWARDS		PAYOUTS
				OTHER		SECURITIES		ALL
				ANNUAL		UNDERLY-		OTHER
NAME AND				COMPEN-	RESTRICTED	ING	LTIP	COMPEN-
PRINCIPAL			BONUS	SATION	STOCK	OPTIONS/	PAYOUTS	SATION
POSITION	YEAR	SALARY ($)	($)	($)(1)	AWARD(s) ($)	SARs(#)	($)	($)(2)
R.A. KLEIST	2004	297,624	53,339	15,600		0		6,812
President and CEO	2003	276,608	49,997	15,600		0		6,180
	2002	278,611	53,353	15,600		15,600		8,180
T.A. CHAPMAN	2004	212,645	25,084	11,700		0		1,740
Sr. Vice President -	2003	201,251	24,019	11,700		16,875		1,352
Engineering and	2002	200,920	27,522	11,700		10,000		2,690
Chief Technical
Officer
C.V. FITZSIMMONS	2004	190,863	22,575	11,700		0		1,699
Sr. Vice President -	2003	180,570	22,954	11,700		16,875		2,299
Worldwide	2002	183,967	24,857	11,700		0		2,690
Manufacturing
A.S. HALL**	2004	84,616	0	4,950		0		30,776
Sr. Vice President -	2003	193,052	30,632	11,700		16,875		11,135
Sales and Marketing	2002	50,000	0	2,925		80,000		212
G.L. HARWOOD	2004	222,883	26,222	11,700		0		1,944
Sr. Vice President -	2003	212,275	25,394	11,700		16,875		1,727
Finance and IS, Chief	2002	214.076	29,222	11,700		0		3,290
Financial Officer and
Corporate Secretary

**	Mr. Hall ceased to be an executive officer of the Company as of August 24, 2003. In addition to the amount reported in the table, Mr. Hall received compensation of $126,983 after he ceased to be an executive officer of the Company.

(1)	Car allowance

(2)	All other compensation consists of 401(k) matching contributions and life insurance, and for Mr. Hall, also includes moving expenses.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND
FISCAL YEAR-END OPTION/SAR VALUES

			NUMBER OF
			SECURITIES	VALUE OF
			UNDERLYING	UNEXERCISED IN-
			UNEXERCISED	THE-MONEY
			OPTIONS/SARsAT	OPTIONS/SARsAT
			FY-END (#)	FY-END ($)(1)
	SHARES ACQUIRED		EXERCISABLE/	EXERCISABLE/
NAME	ON EXERCISE (#)	VALUE REALIZED ($)	UNEXERCISABLE	UNEXERCISABLE
R.A. KLEIST	15,750	71,749	23,513/7,837	176,819/58,935
T.A. CHAPMAN	22,500	121,194	51,095/18,280	309,780/63,514
C.V. FITZSIMMONS	22,500	101,957	41,095/18,280	288,580/63,514
A. S. HALL	44,219	311,823	0/0	0/0
G.L. HARWOOD	22,500	105,525	41,095/18,280	288,580/63,514

(1)	Based on the difference between the fair market value of $14.14 per share on March 26, 2004 and the option exercise price.

EQUITY COMPENSATION PLAN INFORMATION

			Number of securities
			remaining available for
			future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
Plan category	warrants and rights.	warrants and rights.	column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	695,952	$9.2756	796,807
Equity compensation plans not approved by security holders	0	0	0
Total	695,952	$9.2756	796,807

(1)	The Company’s 1994 Stock Incentive Plan provides for grants of stock options and restricted stock awards. The above table includes the total number of grants and awards outstanding and available for future issuance to all employees as of March 26, 2004.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee, which acts pursuant to an Audit Committee Charter, a copy of which is attached hereto as Appendix B, oversees Printronix’s reporting process on behalf of the Board of Directors. The Audit Committee consists of three non-employee directors, each of whom is independent as defined by Rule 4200 (a) (14) of the National Association of Securities Dealers’ listing standards.

     Management is responsible for the financial reporting process, including the system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Printronix’s independent auditors are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. While they have experience in business and financial matters, as required by the Audit Committee Charter, the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and are not financial experts as that term is defined in applicable regulations. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.

     The Audit Committee has reviewed and discussed with management of Printronix the audited financial statements for the 2004 fiscal year; discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standard No. 61 (Communication With Audit Committees), currently in effect; received a written disclosure letter from Printronix’s independent auditors as required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), currently in effect, and has discussed with the independent auditors the independent auditors’ independence; and based on the preceding review and discussion contained in this paragraph, recommended to the Board of Directors that the audited financial statements be included in Printronix’s Annual Report on Form 10-K for the 2004 fiscal year for filing with the Securities and Exchange Commission.

Audit Committee John R. Dougery, Chairman Bruce T. Coleman Erwin A. Kelen

INDEPENDENT AUDITOR FEES

     The following table presents the aggregate fees billed to the Company for the fiscal years ended March 28, 2003 (fiscal 2003) and March 26, 2004 (fiscal 2004) by the Company’s independent auditor. During the 2003 fiscal year and fiscal year 2004 until November 11, 2003, PricewaterhouseCoopers LLP served as the Company’s independent auditor and also performed certain tax services. Effective November 11, 2003 and for the remainder of fiscal year 2004, BDO Seidman, LLP served as the Company’s independent auditor.

Type of Fees	2004	2003
Audit Fees (1)	$209,609	$121,000
Audit-Related Fees (2)	9,106	—
Tax Fees (3)	70,041	109,160

Total Fees	$288,756	$230,106

(1)	Represents the fees for the audit of the Company’s annual consolidated financial statements and reviews of the consolidated financial statements included in the quarterly reports on Form 10-Q.

(2)	For fiscal 2004, consists of fees for attendance at audit committee meetings, treatment of restricted stock plan and audit-related services for the Company’s subsidiary in Singapore.

(3)	Represents the fees billed for professional services for tax compliance, advice, planning and assistance with tax audits.

     Pre-Approval Policy

     Under its charter, the Audit Committee must pre-approve all audit and permissible non-audit services to be provided to the Company by the independent auditors to assure that such services do not impair the independent auditor’s independence. Consistent with the rules of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has the responsibility for appointing, setting compensation and overseeing the work of the independent auditor.

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return on the Common Stock of the Company for the last five fiscal years with the cumulative total return of companies on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) U.S. Companies Index and Peer Group Index over the same period of time. The Peer Group Index is a Computer Peripherals Industry Group created by CoreData, Inc.

CUMULATIVE FIVE YEAR TOTAL RETURN AMONG NASDAQ INDEX,
COMPUTER PEER GROUP AND PRINTRONIX, INC.

     Assumes $100 invested on March 26, 1999 in Printronix, Inc. Common Stock, the NASDAQ U.S. Companies Index and Peer Group Common Stock. Total stockholder returns assume reinvestment of dividends.

INDEPENDENT PUBLIC ACCOUNTANTS

     Effective June 12, 2002 the Company dismissed Arthur Andersen LLP (“Arthur Andersen”) as its accountants. Arthur Andersen’s report on the Company’s financial statements for the fiscal year ended March 29, 2002 contained no adverse opinion, contained no disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by the Company’s audit committee and approved by its Board of Directors. During the fiscal year ended March 29, 2002 and thereafter through June 19, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     Effective June 19, 2002 the Company retained PricewaterhouseCoopers LLP (“PwC”) as its new accountants. The Company did not consult with PwC with respect to any of its financial statements during the fiscal year ended March 29, 2002 through June 19, 2002.

     The Company provided Arthur Andersen a copy of the foregoing disclosures. As required by Item 304(a)(3) of Regulation S-K (Reg. §229.304(a)(3)), a copy of Arthur Andersen’s letter dated June 19, 2002 stating that it has found no basis for disagreement with such statements is incorporated by reference to Exhibit 16 on Current Report on Form 8-K filed with the Securities and Exchange Commission on June 19, 2002.

     Effective November 11, 2003 the Company dismissed PwC as its independent registered accounting firm. PwC’s report on the Company’s consolidated financial statements for the last fiscal year ended March 28, 2003 contained no adverse opinion, contained no disclaimers of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by the Company’s Audit Committee and approved by its Board of Directors. In connection with its audit for the year ended March 28, 2003 and through November 11, 2003, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such year. During the fiscal year ended March 28, 2003 and through November 11, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     Effective November 11, 2003 the Company retained BDO Seidman, LLP (“BDO”) as its accountants to audit the financial statements of the Company for fiscal year 2004. The Company did not consult with BDO with respect to accounting principles or practices or financial statement disclosures in any of its financial statements during the last two fiscal years or thereafter through November 11, 2003.

     The Company provided PwC a copy of the foregoing disclosures. As required by Item 304(a)(3) of Regulation S-K (Reg. §229.304(a)(3)), a copy of PwC’s letter dated November 11, 2003 stating that it agrees with the statements concerning PwC is incorporated by reference to Exhibit 16.1 on Current Report on Form 8-K filed with the Securities and Exchange Commission on November 11, 2003.

     A member of BDO Seidman is expected to be present at the meeting, will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

     Stockholders who wish to present proposals for action at the 2005 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than April 1, 2005, for inclusion in next year’s Proxy Statement and proxy.

POLICY CONCERNING COMMUNICATION WITH DIRECTORS

     All communications with directors, including suggestions of nominees for election to the Board of Directors, must be in writing and may be addressed either to the Board of Directors or to one or more individual directors, c/o Ms. Sally Hamilton, Legal Services Manager, Printronix, Inc., P.O. Box 19559, Irvine, California 92623-9559. From time to time additional addresses and/or e-mail addresses may be authorized. Those addresses will appear on the Company’s website at www.printronix.com.

     Communications are distributed to the Board of Directors, or to any individual director or directors as appropriate, depending upon the facts and circumstances set forth in the communication. Items that are unrelated to the duties and responsibilities of the Board of Directors will not be forwarded, such as (1) junk mail and mass mailings; (2) product complaints; (3) product inquiries; (4) new product suggestions; (5) resumes and other forms of job inquiries; (6) surveys; and (7) business solicitations or advertisements.

     In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded. However, any communication that is excluded will be made available to any director upon request.

GENERAL INFORMATION

     The cost of soliciting the enclosed form of proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, special letter or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other employees for such services.

     The Board of Directors presently knows of no other business which will come before the meeting. However, if any other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.

By Order of the Board of Directors GEORGE L. HARWOOD Senior Vice President, Finance & IS, Chief Financial Officer and Secretary
July 14, 2004

APPENDIX A

POLICY CONCERNING NOMINATION OF DIRECTORS

Establishment of Nominating Committee

     The board of directors of the Company has established a standing nominating committee consisting of four members, as determined by the board of directors from time to time. The purpose of the nominating committee is to identify and nominate for presentation to the stockholders individuals for membership on the Company’s board of directors, in accordance with guidelines which it is to establish. The nominating committee shall be composed of members the majority of whom are “independent,” as that term is defined in the Federal Securities Laws and rules that may be adopted from time to time by the NASD and major stock exchanges, if applicable to the Company.

Nominations – Qualifications

     Directors of the Company are expected to have experience relevant to the oversight of businesses at least of the size and complexity as the Company’s. Accordingly, directors of the Company shall have held positions as executive officers of other businesses, have been engaged in the business of investing in businesses comparable in size to that of the Company, have served on the board of directors of another company, and/or, through training or experience, be financially literate.

     Directors are also expected to possess and demonstrate the highest personal and professional ethics, integrity and values. They should be able to make independent, analytical inquiries, exhibit practical wisdom and mature judgment, be willing to ask probing questions of management, work cooperatively with other members of the board of directors and with management, and prepare for and attend board meetings.

Nominations – Procedure

     The nominating committee identifies director nominees by first evaluating the current members of the board willing to continue in service. Current members with skills and experience relevant to the Company’s business and willing to continue in service are considered for re-nomination, balancing the value of continuity of service with that of obtaining a new perspective. If a director is not re-nominated for any reason or a vacancy occurs, others are considered. Potential nominees are identified by means including, but not limited to, suggestions made by existing board members, made by management of the Company, made by consultants who may be retained by the Company for that purpose, and made by stockholders.

A-1

     Suggestions made by stockholders for nomination as director of the Company may be sent to the board of directors in the manner described below. In order to be considered for nomination for the annual meeting of stockholders, held in August of each year, the communication must be received by the preceding April 1.

     A recommendation made by a stockholder must include:

1. The name, address and a comprehensive biography of the suggested nominee and an explanation why the person is qualified to serve as a director;

2. The name, address and telephone number of the stockholder or group of stockholders making the recommendation, proof of ownership, number of shares and length of time shares have been beneficially owned by the stockholder or group of stockholders, and a representation that the stockholder or group of stockholders is entitled to and will remain entitled to vote at the Company’s next annual meeting; and

3. A letter signed by the individual being recommended stating his or her willingness to serve as a director if nominated and elected.

A-2

APPENDIX B

AUDIT COMMITTEE CHARTER

1	PURPOSE

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of Directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. The term independence shall be defined as set forth in SEC and any applicable securities exchange guidelines.

2	SCOPE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

a)	The financial reports and other financial information provided by the Corporation to any governmental body or the public.

b)	The Corporation’s systems of internal controls regarding finance and accounting and the Corporation’s auditing, accounting and financial reporting processes generally, including reporting under the Sarbanes-Oxley Act, Section 404.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels.

3	REFERENCE DOCUMENTS

N/A

4	DEFINITIONS

N/A

5	POLICY

The Audit Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be independent Directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with the basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

6	PROCEDURE

In carrying out its responsibilities, the Audit Committee’s policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

7	RECORD MAINTENANCE

N/A

8	RESPONSIBILITY

In carrying out these responsibilities, the Audit Committee will:

a)	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control systems.

b)	Provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department, and the Board of Directors.

c)	Review and recommend to the Directors the independent auditors to be selected to audit the financial statements of the Corporation and its subsidiaries. The independent auditors are ultimately accountable to the Board of Directors and the Audit Committee.

d)	Review and approve in advance all audit services and non-audit services performed by the independent auditors.

e)	Ensure that the independent auditors submit a formal written statement required by Independence Standards Board No. 1 regarding relationships and services, which may affect objectivity and independence and shall discuss independence with the auditors. The Committee will recommend that the Board of Directors take appropriate action to ensure the independence of the auditors.

f)	Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations from the independent auditors. The Audit Committee shall require that the independent auditors inform the Committee of any significant changes in the original audit plan.

g)	Require that the independent auditors conduct an SAS 71 interim financial review prior to the Corporation filing any 10-Qs.

h)	Review and discuss the financial statements contained in the Quarterly 10-Qs and 10-K/annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

i)	Review Quarterly and Annual results press releases prior to issuance to verify appropriate disclosure and the absence of misleading information.

j)	Discuss with the independent auditors all matters required to be discussed by SAS 61. The independent auditors shall discuss with the Committee the auditors judgment about the quality, not just acceptability of the Company’s accounting principles in an open and frank manner and generally shall include such matters as the consistency of the accounting principles and their application and the clarity and completeness of the Company’s financial statements themselves and the related disclosures. The independent auditors should discuss any other items, which have a significant impact on the financial statements.

k)	Upon review, recommend to the Board that the audited financial statements be included in the 10-K.

l)	Review with the independent auditors the Corporation’s internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

m)	Meet periodically, as necessary, with the independent auditors in sessions without management present to discuss any matters raised by the Committee or the independent auditors, and maintain minutes of the meeting.

n)	Meet periodically, as necessary, with the Chief Financial Officer or Internal Audit Management, without management present to discuss any matters raised by the committee or the independent auditor.

o)	Review the internal audit functions of the Corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. Review the internal reports to management prepared by the internal audit department and management’s response.

p)	Investigate any matter brought to the committee’s attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

q)	At it’s discretion, and in order to fully perform it’s duties, the audit committee may engage independent counsel, accountants and other advisors.

r)	Review and update this Charter periodically, at least annually, as conditions dictate.

9	APPROVAL AUTHORITY

This document will be reviewed and approved by the Audit Committee.

PROXY

PRINTRONIX, INC.
Proxy Solicited by the Board of Directors
Annual Meeting of Stockholders to be held August 17, 2004

     The undersigned hereby appoints Robert A. Kleist and George L. Harwood as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Printronix, Inc. held of record by the undersigned on June 21, 2004 at the annual meeting of stockholders to be held on August 17, 2004 or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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▲ Detach here from proxy voting card. ▲

You can now access your Printronix, Inc. account online.

Access your Printronix, Inc. shareholder/stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC Transfer Agent for Printronix, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• Make address changes
• View certificate history	• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

	FOR	WITHHOLD AUTHORITY
The Board of Directors recommends	all nominees listed below	to vote for all nominees
a vote FOR Item 1.	(except as marked to the contrary)	listed below
PROPOSAL NUMBER 1: To elect five directors to hold office until the next annual meeting of stockholders.	☐	☐
(INSTRUCTIONS: To withhold authority to vote for any individual nominee write that nominee’s name in the space provided below.)

01 R. Kleist, 02 B. Coleman, 03 J. Dougery, 04 C. Halliwell, 05 E. Kelen

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature(s) ____________________________________________________________________________________________ Date:_________ , 2004

Please mark, date and sign as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signer is a corporation please sign in the full corporate name, by duly authorized officer. If a partnership, please sign in partnership name by authorized person. If shares are held jointly, each stockholder named must sign.

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Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM EST the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.eproxy.com/ptnx

Use the Internet to vote your proxy.
Have your proxy card in hand when
you access the web site.

OR

Telephone
1-800-435-6710

Use any touch-tone telephone to vote
your proxy. Have your proxy card in
hand when you call.

OR

Mail

Mark, sign and date
your proxy card
and
return it in the
enclosed postage-paid
envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report on Form 10-K and Proxy
Statement on the internet at: http://www.printronix.com